Short-term Borrowings - Other Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Short-term Borrowings [Abstract]
Interest on short-term borrowings	$ 14,045	$ 13,141	$ 10,921
Weighted average interest rate (including the margin)	3.72%	3.24%	3.29%
Available undrawn amount under short-term agreements	480,514
Unused borrowing capacity commitment fees	$ 1,947
Amount reclassified as long term debt	Obligations with a maturity less than one year amounting to $115,000 have been presented as long-term in accordance with the U.S. GAAP, as the Company had the intent to and abilitiy to refinance the obligations on a long-term basis through the financing agreement that the Company has entered on September 19, 2013 as discussed in Note 15.